Customer accounts and amounts due to banks (Tables)	12 Months Ended
Dec. 31, 2020
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	December 31,
	2019	2020
Individuals’ current/demand accounts	11,553	1,539
Legal entities’ current/demand accounts	4,599	6,995
Term deposits	3,251	1,156
Due to banks	2,560	2,647
Total customer accounts and amounts due to banks	21,963	12,337
Including long-term deposits	444	36